PBF Logistics Declares Quarterly Distribution of $0.30 per Unit and
Announces First Quarter 2022 Earnings Results

•First quarter net income attributable to the limited partners of $36.3 million, or $0.58 per common unit, EBITDA attributable to PBFX of $55.9 million and Adjusted EBITDA of $56.6 million
•Strong base of contracted minimum volume commitments support approximately 90% of $89.4 million total revenue
•Year-to-date debt reduced by $25.0 million through repayments on the revolving credit facility
•Declares quarterly distribution of $0.30 per unit

PARSIPPANY, NJ – April 28, 2022 – PBF Logistics LP (NYSE:PBFX, the “Partnership”) today announced first quarter 2022 net income attributable to the limited partners of $36.3 million, or $0.58 per common unit. During the quarter, the Partnership generated cash from operations of $67.3 million, EBITDA attributable to PBFX of $55.9 million, Adjusted EBITDA of $56.6 million and distributable cash flow of $45.7 million. Included in reported results for the first quarter are $0.7 million, or $0.01 per common unit, of non-cash unit-based compensation expense and continued environmental remediation costs associated with the East Coast Terminals.

“PBF Logistics operated well during the first quarter and delivered another strong financial quarter. We reduced our net leverage by an incremental $25 million and, today, announced a quarterly distribution of $0.30 per unit,” said PBF Logistics GP LLC Executive Vice President Matt Lucey. “Our 2022 focus is on the continued health and safety of our employees and operations, providing high-quality, uninterrupted service to our customers while continuing to improve the financial position of the Partnership.”

As of March 31, 2022, the Partnership had approximately $474.8 million of liquidity, including approximately $53.3 million in cash and cash equivalents, and access to approximately $421.5 million under its revolving credit facility. Year-to-date, the outstanding balance of the revolving credit facility has been reduced by $25.0 million.

PBF Logistics Declares Quarterly Distribution
The board of directors of PBF Logistics GP LLC, the Partnership’s general partner, declared a regular quarterly cash distribution of $0.30 per common unit. The distribution is payable on May 26, 2022, to unitholders of record at the close of business on May 12, 2022.

This release is intended to be a qualified notice to nominees under Treasury Regulations Section 1.1446-4(b). All of the Partnership’s distributions to foreign investors are attributable to income that is effectively connected with a United States trade or business. Accordingly, the Partnership’s distributions to foreign investors are subject to federal income tax withholding at the highest effective tax rate.

Non-GAAP Financial Measures
The Partnership defines EBITDA as net income (loss) before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization, impairment expense and change in contingent consideration. The Partnership defines EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization, impairment expense and change in contingent consideration attributable to PBFX, which excludes results of acquisitions from affiliates of PBF Energy prior to the effective dates of such transactions and earnings attributable to the CPI earn-out (the portion of earnings associated with an earn-out provision related to the purchase of CPI Operations LLC (“CPI”), (the “Contingent Consideration”)). The Partnership defines Adjusted EBITDA as EBITDA attributable to PBFX excluding acquisition and transaction costs, non-cash unit-based compensation expense and items that meet the conditions of unusual, infrequent and/or non-recurring charges. The Partnership defines distributable cash flow as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less cash interest, maintenance capital expenditures attributable to PBFX and income taxes. Distributable cash flow will not reflect changes in working capital balances. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with U.S. generally accepted accounting principles (“GAAP”).

For additional information on the Partnership’s non-GAAP financial measures, including reconciliations to their most directly comparable financial measures calculated and presented in accordance with GAAP, refer to the supplemental information provided in “Results of Operations” and the Earnings Release Tables included herein.

Conference Call Information
The Partnership will host a conference call and webcast regarding quarterly results and other business matters on Thursday, April 28, 2022, at 11:00 a.m. ET. The call is being webcast and can be accessed at PBF Logistics’ website, http://www.pbflogistics.com. The call can also be accessed by dialing (877) 407-8029 or (201) 689-8029. The audio replay will be available approximately two hours after the end of the call and will be available through the company’s website.

Forward-Looking Statements
This press release contains forward-looking statements (as that term is defined under the federal securities laws) made by the Partnership and its management. Such statements are based on current expectations, forecasts and projections, including, but not limited to, anticipated financial and operating results, plans, objectives, expectations and intentions that are not historical in nature. Forward-looking statements should not be read as a guarantee of future performance or results, and may not necessarily be accurate indications of the times at, or by which, such performance or results will be achieved. Forward-looking statements are based on information available at the time, and are subject to various risks and uncertainties, including risks relating to the securities markets generally, the impact of adverse market conditions impacting PBFX’s logistics and other assets, the possibility that the Partnership may not consummate any potential future acquisitions, the Partnership’s plans for financing any potential future acquisitions, the duration and severity of the COVID-19 pandemic, and other risks inherent in PBFX’s business. For more information concerning factors that could cause actual results to differ from those expressed or forecasted, see PBFX’s filings with the Securities and Exchange Commission including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q. Forward-looking statements reflect information, facts and circumstances only as of the date they are made. The Partnership assumes no responsibility or obligation to update forward-looking statements except as may be required by law.

PBF Logistics LP
PBF Logistics LP, headquartered in Parsippany, New Jersey, is a fee-based, growth-oriented master limited partnership formed by PBF Energy Inc. to own or lease, operate, develop and acquire crude oil and refined petroleum products terminals, pipelines, storage facilities and similar logistics assets.

###
Contacts:
Colin Murray (investors)
ir@pbfenergy.com
Tel: 973.455.7578

Michael C. Karlovich (media)
mediarelations@pbfenergy.com
Tel: 973.455.8994

Results of Operations (Unaudited)

Factors Affecting Comparability

The following tables present our results of operations, related operational information and reconciliations of net income and net cash provided by operating activities to our EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow (each as defined below) for the three months ended March 31, 2022 and 2021.

Our results of operations may not be comparable to our historical results of operations due to certain debt transactions and our annual inflation adjustment to our commercial agreements.

Non-GAAP Financial Measures

We define EBITDA as net income (loss) before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization and change in contingent consideration. We define EBITDA attributable to PBFX as net income (loss) attributable to PBFX before net interest expense (including amortization of loan fees and debt premium and accretion on discounted liabilities), income tax expense, depreciation, amortization and change in contingent consideration attributable to PBFX, which excludes the results of acquisitions from PBF LLC prior to the effective dates of such transactions and earnings attributable to the CPI Operations LLC (“CPI”) earn-out (the portion of earnings associated with an earn-out provision related to the purchase of CPI (the “Contingent Consideration”)). We define Adjusted EBITDA as EBITDA attributable to PBFX excluding acquisition and transaction costs, non-cash unit-based compensation expense and items that meet the conditions of unusual, infrequent and/or non-recurring charges. We define distributable cash flow as EBITDA attributable to PBFX plus non-cash unit-based compensation expense, less cash interest, maintenance capital expenditures attributable to PBFX and income taxes. Distributable cash flow will not reflect changes in working capital balances. We use distributable cash flow to calculate a measure we refer to as our coverage ratio. Our coverage ratio is calculated by dividing distributable cash flow by our total distribution declared. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with U.S. generally accepted accounting principles (“GAAP”).

While EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are not presentations made in accordance with GAAP, they are supplemental financial measures that management and external users of our condensed consolidated financial statements, such as industry analysts, investors, lenders and rating agencies, may use to assess:
•our operating performance as compared to other publicly traded partnerships in the midstream energy industry, without regard to historical cost basis or, in the case of EBITDA, financing methods;
•the ability of our assets to generate sufficient cash flow to make distributions to our unitholders;
•our ability to incur and service debt and fund capital expenditures; and
•the viability of acquisitions and other capital expenditure projects and the economic returns on various investment opportunities.

We believe that the presentation of EBITDA, EBITDA attributable to PBFX and Adjusted EBITDA provides useful information to investors in assessing our financial condition and results of operations and assists in evaluating our ongoing operating performance for current and comparative periods. We believe that the presentation of distributable cash flow provides useful information to investors as it is a widely accepted financial indicator used by investors to compare partnership performance and it provides investors with another perspective of the operating performance of our assets and the cash our business is generating. However, EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow should not be considered alternatives to net income, income from operations, net cash provided by operating activities or any other measure of financial performance or liquidity presented in accordance with GAAP.

EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow have important limitations as analytical tools because they exclude some, but not all, items that affect net income and net cash provided by operating activities. EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA and distributable cash flow are reconciled to their most directly comparable financial measures calculated and presented in accordance with GAAP in the Earnings Release Tables included herein.

These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Our definitions of these non-GAAP financial measures may not be comparable to similarly titled measures of other partnerships, because they may be defined differently by other partnerships in our industry, thereby limiting their utility.

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited, in thousands, except unit and per unit data)

	Three Months Ended March 31,
	2022	2021
Revenue:
Affiliate	$75,985	$75,933
Third-party	13,458	11,572
Total revenue	89,443	87,505

Costs and expenses:
Operating and maintenance expenses	29,415	25,048
General and administrative expenses	3,911	4,464
Depreciation and amortization	9,484	9,405
Change in contingent consideration	238	655
Total costs and expenses	43,048	39,572

Income from operations	46,395	47,933

Other expense:
Interest expense, net	(9,713)	(10,287)
Amortization of loan fees and debt premium	(418)	(429)
Accretion on discounted liabilities	(5)	(6)
Net income attributable to PBF Logistics LP unitholders	$36,259	$37,211

Net income per limited partner unit (f):
Common units - basic	$0.58	$0.59
Common units - diluted	0.58	0.59

Weighted-average limited partner units outstanding (f):
Common units - basic	62,896,848	62,646,664
Common units - diluted	63,020,348	62,780,594

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION
(Unaudited, amounts in thousands except barrel and per unit data)

	Three Months Ended March 31,
	2022	2021
Transportation and Terminaling Segment
Terminals
Total throughput (barrels per day (“bpd”)) (a)(c)	236,692	219,870
Lease tank capacity (average lease capacity barrels per month) (c)	2,441,528	2,490,334
Pipelines
Total throughput (bpd) (a)(c)	171,344	153,463
Lease tank capacity (average lease capacity barrels per month) (c)	1,201,276	1,033,760

Storage Segment
Storage capacity reserved (average shell capacity barrels per month) (c)	7,901,226	7,605,161
Total throughput (bpd) (a)(c)	9,619	7,873

Cash Flow Information:
Net cash provided by (used in):
Operating activities	$67,322	$54,822
Investing activities	(1,433)	(1,254)
Financing activities	(46,464)	(45,886)
Net change in cash and cash equivalents	$19,425	$7,682

Other Financial Information:
EBITDA attributable to PBFX (b)	$55,862	$57,923
Adjusted EBITDA (b)	$56,581	$58,996
Distributable cash flow (b)	$45,700	$48,178
Quarterly distribution declared per unit (d)	$0.30	$0.30
Distributions (d):
Common	$18,986	$18,924
Total distributions	$18,986	$18,924
Coverage ratio (b)	2.40x	2.54x
Capital expenditures	$1,433	$1,254

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
KEY OPERATING AND FINANCIAL INFORMATION (continued)
(Unaudited, in thousands)

	March 31,	December 31,
Balance Sheet Information:	2022	2021
Cash and cash equivalents (e)	$53,329	$33,904
Property, plant and equipment, net	779,422	787,338
Total assets	902,950	901,297
Total debt (e)	597,962	622,544
Total liabilities	636,260	652,601
Partners’ equity	266,690	248,696
Total liabilities and equity	902,950	901,297

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER GAAP
TO EBITDA AND DISTRIBUTABLE CASH FLOW
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Reconciliation of net income to EBITDA and distributable cash flow (b):
Net income	$36,259	$37,211
Interest expense, net	9,713	10,287
Amortization of loan fees and debt premium	418	429
Accretion on discounted liabilities	5	6
Change in contingent consideration	238	655
Depreciation and amortization	9,484	9,405
EBITDA	56,117	57,993
Less: Earnings attributable to the CPI earn-out	255	70
EBITDA attributable to PBFX	55,862	57,923
Non-cash unit-based compensation expense	654	989
Cash interest	(9,756)	(10,346)
Maintenance capital expenditures attributable to PBFX	(1,060)	(388)
Distributable cash flow	$45,700	$48,178

Reconciliation of net cash provided by operating activities to EBITDA and distributable cash flow (b):
Net cash provided by operating activities	$67,322	$54,822
Change in operating assets and liabilities	(20,264)	(6,127)
Interest expense, net	9,713	10,287
Non-cash unit-based compensation expense	(654)	(989)
EBITDA	56,117	57,993
Less: Earnings attributable to the CPI earn-out	255	70
EBITDA attributable to PBFX	55,862	57,923
Non-cash unit-based compensation expense	654	989
Cash interest	(9,756)	(10,346)
Maintenance capital expenditures attributable to PBFX	(1,060)	(388)
Distributable cash flow	$45,700	$48,178

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
RECONCILIATION OF AMOUNTS REPORTED UNDER GAAP
TO EBITDA AND ADJUSTED EBITDA
(Unaudited, in thousands)

	Three Months Ended March 31,
	2022	2021
Reconciliation of net income to EBITDA and Adjusted EBITDA (b):
Net income	$36,259	$37,211
Interest expense, net	9,713	10,287
Amortization of loan fees and debt premium	418	429
Accretion on discounted liabilities	5	6
Change in contingent consideration	238	655
Depreciation and amortization	9,484	9,405
EBITDA	56,117	57,993
Less: Earnings attributable to the CPI earn-out	255	70
EBITDA attributable to PBFX	55,862	57,923
Non-cash unit-based compensation expense	654	989
East Coast Terminals environmental remediation costs	65	84
Adjusted EBITDA	$56,581	$58,996

See Footnotes to Earnings Release Tables

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
SEGMENT FINANCIAL INFORMATION
(Unaudited, in thousands)

	Three Months Ended March 31, 2022
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$70,248	$19,195	$—	$89,443
Depreciation and amortization	7,430	2,054	—	9,484
Income (loss) from operations	42,079	8,227	(3,911)	46,395
Other expense	—	—	10,136	10,136
Capital expenditures	1,302	131	—	1,433

	Three Months Ended March 31, 2021
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total revenue	$71,477	$16,028	$—	$87,505
Depreciation and amortization	7,235	2,170	—	9,405
Income (loss) from operations	46,609	5,788	(4,464)	47,933
Other expense	—	—	10,722	10,722
Capital expenditures	1,055	199	—	1,254

	Balance at March 31, 2022
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$665,302	$188,195	$49,453	$902,950

	Balance at December 31, 2021
	Transportation and Terminaling	Storage	Corporate	Consolidated Total
Total assets	$688,005	$188,393	$24,899	$901,297

PBF LOGISTICS LP
EARNINGS RELEASE TABLES
FOOTNOTES TO EARNINGS RELEASE TABLES
(Unaudited, in thousands, except per unit data)

(a)	Calculated as the sum of the average throughput per day for each asset group for the periods presented.

(b)	See “Non-GAAP Financial Measures” on page 4 for definitions of EBITDA, EBITDA attributable to PBFX, Adjusted EBITDA, distributable cash flow and coverage ratio.

(c)	Operating information reflects activity subsequent to our acquisitions, the execution of the commercial agreements with PBF Holding and the completion of certain organic growth projects.

(d)	On April 28, 2022, we announced a quarterly cash distribution of $0.30 per limited partner unit based on the results of the first quarter of 2022. The distribution is payable on May 26, 2022 to PBFX unitholders of record at the close of business on May 12, 2022. The total distribution amount includes the expected distributions to be made related to first quarter earnings.

(e)
Management also utilizes net debt as a metric in assessing our leverage. Net debt is a non-GAAP measure calculated by subtracting cash and cash equivalents from total debt. We believe this measurement is also useful to investors since we have the ability to, and may decide to, use a portion of our cash and cash equivalents to retire or pay down our debt. This non-GAAP financial measure should not be considered in isolation or as a substitute for analysis of our debt levels as reported under GAAP. Our definition of net debt may not be comparable to similarly titled measures of other partnerships, because it may be defined differently by other partnerships in our industry, thereby limiting its utility. Our net debt as of March 31, 2022 and December 31, 2021 was $544,633 and $588,640, respectively.

(f)	We base our calculation of net income per limited partner unit on the weighted-average number of limited partner units outstanding during the period and the amount of available cash that has been, or will be, distributed to the limited partners.